Exhibit 99.1

Damon Motors Inc. Completes Business Combination with Grafiti Holding Inc.

Combined Company Approved for Direct Listing on Nasdaq Global Market

High tech motorcycle pioneer expected to make Nasdaq debut on November 18, 2024

San Rafael, CA November 14, 2024 – Damon Motors Inc. (“Damon Motors”), maker of high-tech, high-performance motorcycles that are safer, smarter, and cleaner and deliver up to 200 hp., 200 mph, and 200 miles of range, today announced the completion of its business combination (the “Business Combination”) with Grafiti Holding Inc. (“Grafiti”), a former subsidiary of XTI Aerospace, Inc. (formerly Inpixon, “XTI Aerospace”) that was spun off to holders of record of XTI Aerospace as of December 27, 2023. In connection with the Business Combination, Grafiti has been renamed Damon Inc., Damon Motors has become a wholly-owned subsidiary of Damon Inc., and Damon Inc. has been approved for Direct Listing on the Nasdaq Global Market. The common shares of Damon Inc. are expected to begin trading under the ticker symbol “DMN” on the Nasdaq Global Market on November 18, 2024, with CUSIP number 235750106. Based upon the merger consideration issued to holders of Damon Motors securities in the transaction and the understanding of the parties, the fully diluted pro-forma equity value of the combined company is approximately US$300 million, resulting in a per share price of approximately US$12.00.

“This milestone represents a transformative moment for the future of motorcycling,” said Jay Giraud, CEO of Damon Inc.. “For years, the motorcycle community has been eager to support Damon Motors as a public company, and now with this Nasdaq listing, people will finally have that opportunity. With our innovative HyperDrive™ technology and groundbreaking safety features like CoPilot™ and Shift™, we are well positioned to revolutionize two-wheeled transportation. I’m thrilled that riders can finally become shareholders and help drive our success as we enter this exciting new chapter.”

Jay Giraud will continue to serve as Chief Executive Officer of the combined company, leading the execution of Damon’s strategic vision to deliver high-performance electric motorcycles that are safer, smarter, and cleaner.

The transaction provides the combined company with access to public capital markets to accelerate its expansion plans.

“Today marks the beginning of an exciting new chapter for Damon as we enter the public markets,” said Nadir Ali, former CEO of Grafiti. “The combination of Damon’s revolutionary electric motorcycle technology and access to public capital markets creates a compelling platform for growth and value creation.”

In connection with the spin-off of Grafiti to the December 27, 2023 record date stockholders of XTI Aerospace, the Form 10-12B registration statement of Grafiti was declared effective by the U.S. Securities and Exchange Commission on November 12, 2024 and the previously announced 1-for-50 share distribution of common shares of Grafiti was effected by delivery of the Grafiti shares on November 13, 2024. All fractional shares in the distribution were rounded up.

Advisors

Damon Inc. (formerly, Grafiti Holding Inc.) was represented by Norton Rose Fulbright US LLP and Norton Rose Fulbright Canada LLP in connection with the Business Combination and Direct Listing on Nasdaq.

Damon Motors Inc. was represented by Gowling WLG (Canada) LLP and Dorsey & Whitney LLP in connection with the Business Combination.

Maxim Group LLC acted as exclusive financial advisor to Damon Inc. in connection with the Direct Listing on Nasdaq.

About Damon Motors

Damon Motors is on a mission to cause a paradigm shift for safer, smarter motorcycling. With its development offices in San Rafael, California, Damon is led by entrepreneurs and executives from world-class EV and technology companies. Anchored by the groundbreaking HyperDrive™ electric powertrain, all Damon motorcycles are set to deliver power and range that exceeds that of gas without the noise, emissions, or maintenance hassles. Damon Motors has captured the attention of the motorcycling world with cutting edge designs and innovative safety technologies including CoPilot™ and Shift™, which are attracting an entirely new generation of motorcycle riders. With strong consumer interest in the US and abroad, Damon Motors aims to set the standard for motorcycle safety and sustainability worldwide. For more information , please visit damon.com.

About Grafiti Holding Inc.

Grafiti Holding Inc. is the holding company of Grafiti Limited (collectively, Grafiti”), which is based in the United Kingdom and offers a comprehensive set of powerful and versatile data analytics and statistical visualization solutions for engineers and scientists. Grafiti’s mission is to revolutionize data analysis and visualization for students and science and engineering professionals, providing them with the next generation tools to transform complex data into meaningful insights and groundbreaking results. These products help: scientific research in the health and life sciences domain in the discovery of new drugs; engineers in connection with a multitude of applications including but not limited to, studying signal attenuation and propagation in radio engineering and surface panel design for automobile and motorcycle aerodynamics, curve fitting, and calculated asymmetry among others. For more information about Grafiti please visit https://grafiti.co.uk/.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking information or forward-looking statements under applicable Canadian and U.S. securities laws (collectively, “forward-looking statements”) that reflect current expectations and projections of Damon Inc. (“Damon”) about its future development. When used in this press release, forward-looking statements can be identified by the use of words such as “may,” or by such words as “will,” “intend,” “believe,” “estimate,” “consider,” “expect,” “anticipate,” and “objective” and similar expressions or variations of such words. Forward-looking statements are, by their nature, not guarantees of Damon’s future operational or financial performance and are subject to risks and uncertainties and other factors that could cause Damon’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. No representation or warranty is intended with respect to anticipated future results, or that estimates, or projections will be sustained.

Forward-looking statements in this press release include, but are not limited to, statements relating to the expected performance level of Damon motorcycles, the estimated demand of Damon motorcycles, and the potential safety ratings of Damon motorcycles.

In developing the forward-looking statements in this press release, we have applied several material assumptions, including the general business and economic conditions of the industries and countries in which Damon operates, and general market conditions.

Many risks, uncertainties, and other factors could cause the actual results of Damon to differ materially from the results, performance, achievements, or developments expressed or implied by such forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to, the following:

●	failure to realize the anticipated benefits of the Business Combination;

●	the risk that the price of common shares of Damon may be volatile due to a variety of factors, including changes in the highly competitive industries in which Damon operates, variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Damon’s operations, global supply chain disruptions and shortages, and macro-economic and social environments affecting Damon’s businesses;

●	the inability to implement Damon’s business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities;

●	the risk that Damon has not achieved sufficient sales and production capacity at a mass-production facility, and Damon and its current and future collaborators may be unable to successfully develop and market Damon’s motorcycles or solutions, or may experience significant delays in doing so;

●	the risk that Damon may never achieve or sustain profitability;

●	the risk that Damon may be unable to raise additional capital on acceptable terms to finance its operations following the Business Combination and remain a going concern;

●	the risk that Damon experiences difficulties in managing its growth and expanding operations;

●	any adverse changes in U.S. or Canadian general economic, business, market, financial, political or legal conditions, including as a consequence of the ongoing uncertainties relating to inflation and interest rates;

●	any inability to successfully and economically manufacture and distribute Damon’s motorcycles at scale;

●	the reliance on key management, including Damon’s Chief Executive Officer, Jay Giraud, and any inability to attract and/or retain key personnel;

●	any inability to raise additional funds to meet its capital requirements and pursue its growth strategy when and in the amounts needed; and

●	any inability to secure adequate insurance coverage or a potential increase in insurance costs.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the press release or as of the date otherwise specifically indicated herein. Due to risks and uncertainties, events may differ materially from current expectations. Damon disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required pursuant to applicable securities law.

All forward-looking statements contained in the press release are expressly qualified in their entirety by this cautionary statement.

Additional information about Damon Inc., and the foregoing risks and uncertainties, can be found in our filings with the U.S. Securities and Exchange Commission, including our Form 10 and Form S-1 registration statements and subsequent filings, at www.sec.gov, and our filings with the British Columbia Securities Commission, including our non-offering prospectus filed in connection with the Business Combination and subsequent filings, at www.sedarplus.ca.

Investor Relations Contact:

HaydenIR

James Carbonara

646.755.7412

James@haydenir.com

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